UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2017

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2017, Public Service Enterprise Group Incorporated (“PSEG”) announced that Ralph LaRossa has been elected as President and Chief Operating Officer of PSEG Power LLC (“Power”), effective October 2, 2017. As previously announced, William Levis will retire from his position as President and Chief Operating Officer of Power, which retirement will become effective at the end of October 1, 2017.

Mr. LaRossa, 54, has served as President and Chief Operating Officer of Public Service Electric and Gas Company (“PSE&G”) since 2006. He is the Chairman of the Board of PSEG Long Island LLC (“PSEG LI”). Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations. In connection with Mr. LaRossa’s election as President and Chief Operating Officer of Power, Mr. LaRossa was awarded a retention grant under PSEG’s Long-Term Incentive Plan (“LTIP”) of $3,000,000, payable in February 2018, concurrent with PSEG’s annual grant of awards under the LTIP, in equal amounts of restricted stock units (“RSUs”) and performance share units (“PSUs”). The award is subject to Mr. LaRossa’s active employment at the time of the grant. The RSUs and PSUs will vest in January 2021 and December 2020, respectively, and are not subject to acceleration of vesting for retirement eligibility, retirement, or voluntary termination. There were no changes to Mr. LaRossa’s base salary, annual incentive target or long-term incentive target.

Item 8.01 Other Events.

Also on June 23, 2017, PSEG announced the election of David M. Daly to succeed Mr. LaRossa as President and Chief Operating Officer of PSE&G and Chairman of the Board of PSEG LI, effective October 2, 2017. Daly, 55, was named President and Chief Operating Officer of PSEG LI in October 2013 and has overseen the transition to PSEG management of PSEG LI. Prior to his appointment, Daly served as Vice President-Asset Management and Centralized Services at PSE&G. Initially hired at PSE&G in 1983, Daly has held a variety of positions in utility operations and support services.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99	Press Release dated June 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

	By:	/s/ Stuart J. Black
STUART J. BLACK
Vice President and Controller
(Principal Accounting Officer)
Date: June 23, 2017

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